Second Amendment to
                              Amended and Restated
                    Certificate of Limited Partnership of
                Geodyne Energy Income Limited Partnership I-F

      The undersigned, desiring to amend its amended and restated certificate of limited partnership pursuant to the Oklahoma Revised Uniform Limited Partnership Act, as amended, Okla. Stat. tit. 54 (1993), Section 301 et seq (the "Act"), do hereby state:

      1. The name of the limited partnership is Geodyne Energy Income Limited Partnership I-F.

      2. The date of filing of the original Certificate and Agreement of Limited Partnership was September 10, 1986, as amended by the Amended and Restated Certificate of Limited Partnership of Geodyne Energy Income Limited Partnership I-F filed on March 10, 1989, and as further amended by the First Amendment to Amended and Restated Certificate of Limited Partnership of Geodyne Energy Income Limited Partnership I-F filed on February 25, 1993.

      3. The Amended and Restated Certificate of Limited Partnership is hereby revised to change the name of the General Partner and Registered Agent from Geodyne Properties, Inc. to the following:

                             Geodyne Resources, Inc.

Geodyne Properties, Inc. merged with Geodyne Resources, Inc., with Geodyne Resources, Inc. surviving, effective June 30, 1996.

     DATED:    July 1, 1996
                                        Geodyne Properties, Inc.
                                        by Geodyne Resources,  Inc., successor
                                        by merger

                                        By:  /s/ Dennis R. Neill
                                          --------------------------------
                                          Dennis R. Neill
                                          President

                                        Geodyne Resources, Inc.
                                        as General Partner

                                        By:  /s/ Dennis R. Neill
                                          --------------------------------
                                          Dennis R. Neill
                                          President



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                                        Geodyne     Resources,     Inc.,    as
                                        Attorney-in-Fact   for   all   Limited
                                        Partners

                                        By:  /s/ Dennis R. Neill
                                          --------------------------------
                                          Dennis R. Neill
                                          President




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